Fees Summary	Jun. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,814,895.45
Previously Paid Amount	0.00
Total Fee Amount	526.84
Total Offset Amount	526.84
Net Fee	$ 0.00